Other Long-Lived Assets (Detail)	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2014 World of Warcraft Game Points Refund Agent USD ($)	Dec. 31, 2014 World of Warcraft Game Points Refund Agent CNY	Dec. 31, 2013 World of Warcraft Game Points Refund Agent CNY
Schedule of Other Assets [Line Items]
Deferred employee compensation	$ 0	0	338,139
Long-term receivable, non current				1,272,417	7,894,836	15,280,089
Others	73,102	453,573	462,255
Total	$ 1,345,519	8,348,409	16,080,483